DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund

Supplement to the Fund's Statement of Additional Information dated March 30, 2005

Effective July 6, 2005, a new account may be opened in Delaware Emerging Markets Fund (by purchase, exchange or certain transfers) only with a minimum initial investment of $50,000. The minimum additional or subsequent investment amounts will remain as stated in the current statement of additional information.

The following information replaces the second paragraph under "Purchasing Shares" on page 29 of the Statement of Additional Information:

Effective July 6, 2005, the minimum initial investment in Delaware Emerging Markets Fund is $50,000.

Effective July 6, 2005, the information in this paragraph applies to Delaware International Value Equity Fund and Delaware International Small Cap Value Fund: The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments Fund, the Manager or any of their affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.

Effective July 6, 2005, the minimum initial investment is $50,000 for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares of Delaware Emerging Markets Fund. Subsequent purchases of such Classes of Delaware Emerging Markets Fund generally must be at least $100. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to the minimum initial purchase of $50,000 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to the minimum initial investment of $50,000 per Asset Planner Strategy selected. Certain eligibility requirements must be satisfied for Class R and the Institutional Classes.

This Supplement is dated June 24, 2005.